ANNUAL REPORT
                                 MARCH 31, 1998

                                   LEGG MASON

                               VALUE TRUST, INC.

                               SPECIAL INVESTMENT
                                  TRUST, INC.

                            TOTAL RETURN TRUST, INC.



                              THE ART OF INVESTING


                         [LEGG MASON LOGO APPEARS HERE]

                                     FUNDS

Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

--------------------------------------------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-002
5/98

To Our Shareholders,

   We are pleased to provide you with combined annual reports for the Legg Mason Value Trust, Special Investment Trust and Total Return Trust for their fiscal years ended March 31, 1998.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of March 31, 1998:

                                                              3 Month               12 Month
                                                           Total Return*          Total Return*
                                                           -------------          -------------
                  Value Trust                                 17.20%                  55.34%
                  Special Investment Trust                    11.62%                  42.88%
                  Total Return Trust                           5.66%                  42.44%

                  S&P 500 Composite Index                     13.95%                  48.00%
                  Value Line Index of 1700 stocks             10.59%                  37.76%
                  Russell 2000 Index                          10.06%                  42.01%

   As the table indicates, the Value Trust outperformed the Standard and Poor's and Value Line Indexes by impressive margins during the twelve months ended March 31. The Special Investment Trust, which invests principally in securities of small- and mid-sized companies, underperformed the Standard and Poor's Index (which consists of the securities of 500 of America's largest companies), but surpassed the broader-based Value Line Index of 1700 stocks and the Russell 2000 Index of 2,000 small- and medium-sized companies. The Total Return Trust underperformed the Standard and Poor's Index but outperformed the Value Line Index.

   Long-term investment results for each of the Funds are shown in the "Performance Information" section of this report. We are particularly pleased that the Value Trust, our original equity fund, has earned an annual compounded return for shareholders of 20.72% since its inception in 1982.

   On the following pages, Bill Miller, the portfolio manager for Value Trust and Special Investment Trust and Nancy Dennin, the portfolio manager for Total Return Trust, discuss the investment outlook for the Funds.

   Coopers and Lybrand L.L.P., independent accountants for all of these Funds, have completed their annual examination, and audited financial statements for the fiscal year ended March 31, 1998 are included in this report.

                                                          Sincerely,

                                                          /s/ John F. Curley Jr.
                                                          ______________________

                                                          John F. Curley, Jr.
                                                          President

April 27, 1998

---------------------
*Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

PORTFOLIO MANAGERS' COMMENTS

   The end of the first calendar quarter of 1998 is the end of the fiscal year for our Funds. SEC regulations require that investment advisors discuss market conditions and strategies that materially affected a Fund's results during its fiscal year. The format of this letter, a departure from our usual random, digressive style, is designed to facilitate covering the topics required by the regulators.

Review of Fiscal Year 1998 Market Conditions

   Large capitalization stocks performed exceptionally well in the year ending March 31, 1998, returning 48.0% as measured by the S&P 500. Broader measures of stock performance also performed well. The Value Line index, which includes both large and small companies, rose 37.8% during that period. The Russell 2000 index, which covers mostly smaller companies, rose 42.0%.

Strategies Affecting Fiscal Year 1998 Results

General:

   The Value Trust and the Special Investment Trust follow a value investing style. Value investors attempt to evaluate the intrinsic worth of a company and purchase securities in that company at prices representing a substantial discount to calculated value. Estimates of business value are subject to substantial uncertainty arising from, but not limited to, the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and so forth. We attempt to minimize the potentially unfavorable consequences of errors in the estimation of business value by building in a margin of safety between our estimates and the price we are willing to pay for a security.

   A variety of quantitative methods and qualitative assessments are used to estimate business value. These include, but again are not limited to, traditional valuation measures such as price earnings ratios, price to book value and price to cash flow ratios, both prospective and historic. Comparative valuation work is extensive, and includes historic, prospective, and scenario based methods, as well as volatility analyses. Theoretical valuation frameworks are also employed. Discounted cash flow and free cash flow analyses are extensively employed, as are private market and liquidation value analyses.

   Qualitative assessment of business prospects involves studying companies' products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks, and more. We pay particularly close attention to corporate capital allocation policies and the returns resulting therefrom. We believe a management's commitment to shareholder value is often best demonstrated by how they allocate capital.

   The Funds' management also devotes considerable time to the study of important academic work in financial theory and in experimental economics. We have found recent work in behavioral finance and complex adaptive systems to be particularly important in assessing and understanding markets, investor behavior, and competitive strategy.

Value Trust: Strategies Affecting Results

   The Value Trust has followed a consistent investment strategy for many years. It is characterized by careful attention to value, a focused portfolio, and low turnover. The Fund had an excellent year, significantly outperforming all relevant indices of both the market and of comparable mutual funds.

   The Fund's results benefited from a number of its technology holdings, an area where valuation work is often complicated and difficult. The Fund purchased large positions in a variety of technology companies such as Dell Computer, Storage Technology, and Digital Equipment over the last two years when such shares were under severe pressure due to concerns about earnings' prospects. When those concerns did not materialize, the shares of those companies rose sharply, adding materially to the Fund's returns. We also benefited from our long-standing position in banks and financial services companies, which performed strongly in the past twelve months. Our returns were also enhanced by mostly avoiding stocks whose shares suffered heavy losses. We believe our focus on having a margin of safety in the purchase price contributed to the relative lack of poor performers in the portfolio. A more complete list of stocks affecting our results is included elsewhere in this report.

Special Investment Trust: Strategies Affecting Results

   The Special Investment Trust follows the same investment strategy as the Value Trust, but mostly operates in a different market segment: small- and mid-sized companies and special situations. The Fund performed well in the twelve months ended March 31, 1998, outperforming the Russell 2000 index, while performing in line with the average fund that invests in small- and mid-sized companies.

   The Fund's results were benefited by many of the same factors described above in the Value Trust section: a timely commitment to depressed and controversial technology stocks and solid performance from financials.

   Companies whose shares underperformed during the period usually did so for company specific reasons such as disappointing earnings, a poor industry environment, or adverse regulatory developments. A more complete list of our strongest and weakest performers over the past twelve months is included elsewhere in this report.

Total Return Trust: Strategies Affecting Results

   The Total Return Trust follows an investment strategy similar to that of the Value Trust and the Special Investment Trust, while focusing on securities with above market yields. The Fund had a very good year, outperforming its peer group, although underperforming the S&P 500. The Fund's results over the last twelve months benefited from our long-standing position in banks and financial services companies, as well as a variety of stocks in other industries, including Ford Motor Company, up 107%, Unicom, an electric utility, up 80%, and Masco, a manufacturer of kitchen and bathroom products, up 66%.

   In addition to focusing on securities with above market yields, our objective is to have the Fund's results be less volatile than those of the overall market. Dissecting the Fund's results during the fiscal year reveals the lower volatility profile we strive to achieve. During the third fiscal quarter (the fourth calendar quarter of 1997), the market came under pressure due to concerns surrounding the Asian currency crisis. During this period, the Fund significantly outperformed its peer group, appreciating 4.1% vs. 0.8% for Lipper Growth & Income Funds, and also outperformed the major market indices (please see the December 31, 1997 quarterly report for additional performance information).

   However on the flip side, during periods of strong equity performance, such as the first calendar quarter of 1998, lower volatility funds will tend to underperform. We do not manage the Fund to outperform every quarter or every year. Shareholders who expect this will most likely be disappointed. Our goal is to outperform our peer group and the major market indices over long periods of time by purchasing securities that we believe are selling at a discount to their intrinsic value.

   Our returns over the last twelve months were enhanced by avoiding stocks whose shares suffered losses. Remarkably, none of the stocks we owned on April 1, 1997 posted a negative total return (change in share price plus dividend) over the twelve month period! We believe our focus on having a margin of safety in the purchase price contributed to the lack of poor performers in the portfolio.

   Given our outlook for the market's returns going forward, as described elsewhere in this report, we believe securities with relatively high, secure dividends will do quite well. For example, the real estate investment trusts (REITs) held in the portfolio have an average current yield of 7.5%.

Market Outlook: Near Term

   As usual, we are agnostic about the market's near term direction. A variety of valuation tools suggest that stock prices in the aggregate approximate fair value, a view with which we concur. Prices should tend in the direction of market participants' shifting views about interest rates and earnings prospects.

   Share prices have begun the year with another strong advance, fueled by continued low inflation, stable monetary policy, a growing budget surplus, and high corporate profitability. Mergers and acquisitions activity remains extremely robust and is expected to remain so.

   We believe short-term market forecasts have no predictive value and generally avoid them. The current market advance has further extended valuations, having occurred without a commensurate increase in profits or decrease in interest rates. This has eroded the margin of safety we would prefer to exist when new investment commitments are made. As a result, we believe share prices are becoming increasingly susceptible not only to changes in fundamentals but to changes in mass psychology.

   We believe that calendar 1998 will be characterized by moderate economic growth and subdued inflation. Corporate profits growth could be in the 6-8% area. We think the probabilities favor a moderate stock market advance, albeit with perhaps more volatility than has been common over the past few years.

Market Outlook: Long Term -- The Era of Extraordinary Returns is Over; "Return to Normalcy"

      "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line...and that its direction changes constantly."

                                                                    Wittgenstein

   We thought it might be instructive to reprint in this space what we said last year about our views on the long-term market outlook. We indicated that we thought the extraordinary returns of the previous 15 years were over and that investors should expect returns in the 9-10% annual range over the longer term. In the ensuing twelve months, share prices continued to soar with the S&P 500 rising nearly 50%. This brings to mind Warren Buffett's comment that the function of stock market forecasts is to make fortune tellers look good.

   We find little to change, though, in our long-term outlook, hence our repetition of it. (We have left the piece as written, with last year's interest rates and valuation data.) Share prices rose so strongly last fiscal year because interest rates fell from 7% to under 6%. Price earnings ratios expanded as a result, and coupled with solid profits growth, propelled stocks higher. A similar advance would require another sharp drop in rates amid continued strong earnings growth, a combination that does not appear probable, though in financial markets almost anything is possible.

"A Return to Normalcy"

      In the 1920 Presidential election, Senator Warren G. Harding, a former Ohio newspaper editor, promised a return to normalcy. The country had experienced both the activism of Teddy Roosevelt and the idealism of Woodrow Wilson. He thought neither extreme suited the post-war mood. According to one source, "Voters responded to his genial nature, impressive stature, and bland message; he won in a landslide."

      We think that after the inflation driven extremes in hard asset returns in the 1970's, and the abnormally high returns in bonds from 1981-1993 and in stocks from 1982-1996, a return to normalcy is in store for investors across a variety of asset classes. For much of the past 20 years, returns far higher than historic norms could be achieved by following investment strategies simple enough to fit on a bumper sticker: e.g. in the 70's buy oil, buy gold; in the 80's, buy bonds; in the 90's, buy stocks. Oil, gold, and bonds are mostly undifferentiated assets, one is pretty much like another. With stocks, the question of which one (or ones) to buy was likewise easy. For most of the past 15 years, no work was required: if you bought an index fund you earned far higher returns than historic norms, and you beat almost all the stock investors who bothered to actually do the work and understand what they own. The past 15 years have seen the highest returns of any 15 year period in stock market history.

      From the bond market bottom on October 26, 1981 until the top on October 15, 1993, investors in government bonds earned average annual returns of 16.2% per year! This compares to returns of 5.1% per year from 1926 through 1996. Excluding the extraordinary return of the past 15 years, the long-term return of bonds averaged just 3.2% per year from 1926 through 1981. Today's bond yields of over 7% are thus quite high by historical standards. (But not as high as they look; read on.)

      During the same period (Oct. 1981-Oct. 1993) the S&P 500 rose 16.54% per year, just about the same as bonds. But 1926-1996 returns in stocks were more than double those of bonds, averaging 10.7% per year.

      Since the bond market peak in late 1993, stocks have far outperformed bonds, rising in 1994, 1995, and 1996, while bonds declined in both 1994 and 1996. Bonds are down again this year, while the S&P 500 is up modestly.

      One problem in assessing long-term rate of return data is what physicists call sensitive dependence on initial conditions. It matters to the measurement where the measurement begins. Returns measured from lows to highs give one perspective, those measured on a calendar basis another. Economist Peter Bernstein has attempted to adjust for this phenomenon in a new study of stock and bond returns. He found that stock returns have averaged 9.6% per year including dividends across wide historical periods. Inflation has averaged 3.9%, meaning the real return on stocks has been 5.7% per year. This is moderately lower than the 10.7% return noted above.

      With bonds, the sensitivity to the starting point was more acute. Actual returns were about 6%, higher than the 1926-1996 average of 5.1%.

      From this data, we can make some reasonable judgments about future rates of return in stocks. With dividend yields of about 2%, stock prices will have to rise 7.6% per year to equal the long-term average. If valuations remain the same at about 17x earnings, earnings growth will have to average 7.6% per year. Over the past 40 years earnings have grown at just under 6%. In the past ten years, earnings growth has averaged almost 9%. Most analysts' forecasts peg the next 5 years earnings growth rate at about 7%.

      Reasonable expectations for stock returns would thus seem to be in the 9-10% range (2% yields with 7 or 8% earnings growth) or about the long-term historic norm. This is far below the returns of the past 15 years.

      We think that the period of extraordinary returns in bonds ended in October 1993, when yields fell well under 6%. Today's 7% coupons are good, but they are a long way from the 16% annual rates earned since yields peaked and prices bottomed in 1981.

      We believe that the period of extraordinary stock returns that began in 1982 ended in 1997. Valuations are too high and future growth rates too low for stocks to average more than 9-10% per year. Although earnings growth is still solid, pricing power is non-existent, unemployment is low, and wage pressures are building. Corporate profit margins are high by historical standards, suggesting that competitive pressures may result in weakening margins and reduced profits when the economy slows from its present 4% pace. We think that, absent some deus ex machina, 9-10% long-term returns are the best that can reasonably be expected. Sensible investors will be prepared for periods, perhaps extended, where returns are well below those levels, or even negative.

      A return to normalcy in stocks, like Harding's message in 1920, may seem rather bland compared to the excitement of the past few years. We believe though, that such returns will still exceed those of bonds and cash, and that equity investors will continue to be rewarded for their commitment to that asset class.

                                                               Bill Miller, CFA
                                                               Nancy Dennin, CFA

      April 20, 1998
      DJIA 9141.84

PERFORMANCE INFORMATION

Total Return for One, Five, Ten Years and Life of Funds, as of March 31, 1998

         The returns shown on these pages, are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 1998 for the Value Line Geometric Average ("Value Line") and S&P 500 Stock Indices are shown in the table below (individual Fund performance is shown with its respective graph).

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         Average annual total returns as of March 31, 1998 were as follows:

                                                   Value     Special Investment   Total Return    Value Line    S&P 500 Stock
                                                   Trust            Trust             Trust          Index          Index
-----------------------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                +55.34%           +42.88%          +42.44%        +37.76%        +48.00%
          Five Years                              +27.88            +18.40           +20.06         +15.11         +22.40
          Ten Years                               +19.24            +17.64           +15.98         +11.19         +18.94
          Life of Class--Value Trust(A)           +20.72                                            +12.12         +19.00
          Life of Class--Special Investment(B)                      +15.25                          +10.20         +17.78
          Life of Class--Total Return(C)                                             +13.33         +10.39         +18.16
        Navigator Class:
          One Year                                +56.90            +44.42           +43.94         +37.76         +48.00
          Life of Class(D)                        +42.87            +26.98           +31.50         +22.62         +32.77

-----------------------------------------------------------------------------------------------------------------------------

(A) Inception of Value Trust--April 16, 1982.
(B) Inception of Special Investment Trust--December 30, 1985.
(C) Inception of Total Return Trust--November 21, 1985.
(D) Commencement of sale of Navigator Class for each Fund--December 1, 1994.

Performance Comparison of a $10,000 Investment as of March 31, 1998

         The following graphs compare each Fund's total returns to the Value Line and S&P 500 Stock Indices. The graphs illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Legg Mason Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

Value Trust--Primary Class

----------------------------------------------------
                        Cumulative    Average Annual
                       Total Return    Total Return
----------------------------------------------------
 One Year                  +55.34%        +55.34%
 Five Years               +241.95         +27.88
 Ten Years                +480.95         +19.24
 Life of Class(dagger)  +1,917.61         +20.72
----------------------------------------------------
(dagger) Primary Class inception -- April 16, 1982
----------------------------------------------------

[GRAPH APPEARS HERE-PLOT POINTS BELOW]


                      S&P 500               Value Trust
                       Stock    Value Line    Primary
                      Index(1)   Index(2)      Class
                      ---------  ----------  -----------
Years ended March 31,
1988                   $10,000     $10,000     $10,000
1989                    11,815      10,773      11,837
1990                    14,091      10,689      12,753
1991                    16,122      10,412      12,385
1992                    17,902      11,277      14,804
1993                    20,629      12,274      16,989
1994                    20,933      12,486      17,949
1995                    24,191      12,800      19,703
1996                    31,957      15,120      27,995
1997                    38,292      16,253      37,398
1998                    56,673      21,913      58,095

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.


Special Investment Trust--Primary Class

---------------------------------------------------
                        Cumulative   Average Annual
                       Total Return   Total Return
---------------------------------------------------
 One Year                  +42.88%      +42.88%
 Five Years               +132.70       +18.40
 Ten Years                +407.76       +17.64
 Life of Class(dagger)    +469.69       +15.25
---------------------------------------------------
(dagger) Primary Class inception -- December 30, 1985
---------------------------------------------------


[GRAPH APPEARS HERE-PLOT POINTS BELOW]


                       S&P 500
                        Stock    Value Line  Special Investment Trust
                       Index(1)   Index(2)         Primary Class
                       --------  ----------  ------------------------
Years ended March 31,
1988                   $10,000    $10,000            $10,000
1989                    11,815     10,773             11,699
1990                    14,091     10,689             13,497
1991                    16,122     10,412             16,393
1992                    17,902     11,277             19,746
1993                    20,629     12,274             21,820
1994                    20,933     12,486             26,478
1995                    24,191     12,800             24,791
1996                    31,957     15,120             31,849
1997                    38,292     16,253             35,536
1998                    56,673     21,913             50,776

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.

Total Return Trust--Primary Class

-----------------------------------------------------
                         Cumulative   Average Annual
                        Total Return   Total Return
-----------------------------------------------------
 One Year                  +42.44%      +42.44%
 Five Years               +149.45       +20.06
 Ten Years                +340.24       +15.98
 Life of Class(dagger)    +369.95       +13.33
-----------------------------------------------------
(dagger) Primary Class inception -- November 21, 1985
-----------------------------------------------------


[GRAPH APPEARS HERE-PLOT POINTS BELOW]


                       S&P 500
                        Stock    Value Line  Total Return Trust
                       Index(1)   Index(2)      Primary Class
                       --------  ----------  ------------------
Years ended March 31,
1988                   $10,000    $10,000       $10,000
1989                    11,815     10,773        11,516
1990                    14,091     10,689        11,916
1991                    16,122     10,412        11,911
1992                    17,902     11,277        14,721
1993                    20,629     12,274        17,648
1994                    20,933     12,486        18,455
1995                    24,191     12,800        18,657
1996                    31,957     15,120        24,858
1997                    38,292     16,253        30,906
1998                    56,673     21,913        44,024

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.


Value Trust--Navigator Class

------------------------------------------------------
                          Cumulative   Average Annual
                         Total Return   Total Return
------------------------------------------------------
One Year                   +56.90%        +56.90%
Life of Class(dagger)     +228.59         +42.87
------------------------------------------------------
(dagger) Navigator Class inception -- December 1, 1994
------------------------------------------------------


[GRAPH APPEARS HERE-PLOT POINTS BELOW]

         S&P 500               Value Trust
          Stock    Value Line   Navigator
         Index(1)   Index(2)      Class
         --------  ----------  -----------
12/1/94  $10,000    $10,000      $10,000
3/31/95   11,136     10,637       10,811
3/31/96   14,711     12,566       15,517
3/31/97   17,628     13,507       20,942
3/31/98   26,089     18,211       32,859

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.

Special Investment Trust--Navigator Class

------------------------------------------------------
                        Cumulative   Average Annual
                       Total Return   Total Return
------------------------------------------------------
One Year                  +44.42%        +44.42%
Life of Class(dagger)    +121.73         +26.98
------------------------------------------------------
(dagger) Navigator Class inception -- December 1, 1994
------------------------------------------------------

[GRAPH APPEARS HERE-PLOT POINTS BELOW]


         S&P 500
          Stock    Value Line  Special Investment Trust
         Index(1)   Index(2)        Navigator Class
         --------  ----------  ------------------------
12/1/94  $10,000     $10,000          $10,000
3/31/95   11,136      10,637           10,481
3/31/96   14,711      12,566           13,610
3/31/97   17,628      13,507           15,353
3/31/98   26,089      18,211           22,173

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.


Total Return Trust--Navigator Class

------------------------------------------------------
                        Cumulative    Average Annual
                       Total Return    Total Return
------------------------------------------------------
One Year                  +43.94%        +43.94%
Life of Class(dagger)    +149.17         +31.50
------------------------------------------------------
(dagger) Navigator Class inception -- December 1, 1994
------------------------------------------------------

[GRAPH APPEARS HERE-PLOT POINTS BELOW]

         S&P 500
          Stock    Value Line  Total Return Trust
         Index(1)   Index(2)     Navigator Class
         --------  ----------  ------------------
12/1/94  $10,000    $10,000        $10,000
3/31/95   11,136     10,637         10,252
3/31/96   14,711     12,566         13,774
3/31/97   17,628     13,507         17,310
3/31/98   26,089     18,211         24,917

(1) An unmanaged index of widely held common stocks.

(2) An unmanaged index of approximately 1,700 common stocks.

      Value Trust

SELECTED PORTFOLIO PERFORMANCE(dagger)

      Strong performers for the year ended March 31, 1998*
      ----------------------------------------------------
       1. Dell Computer Corporation              +300.7%
       2. America Online, Inc.                   +222.4%
       3. The Bear Stearns Companies, Inc.        +95.7%
       4. MBNA Corporation                        +92.7%
       5. Lloyds TSB Group plc                    +89.4%
       6. Nokia Corporation ADS                   +85.3%
       7. Danaher Corporation                     +82.4%
       8. Kroger Co.                              +82.0%
       9. AMBAC Inc.                              +81.2%
      10. Zions Bancorporation                    +77.3%

      (dagger) Individual stock performance is measured by the change in the stock's price, reinvestment of dividends is not included.

      * Securities held for the entire year.

      Weak performers for the year ended March 31, 1998*
      -----------------------------------------------------
       1. Seagate Technology, Inc.                   -43.7%
       2. Western Digital Corporation                -38.0%
       3. Reebok International Ltd.                  -32.0%
       4. Foundation Health Systems, Inc.            -24.5%
       5. Circus Circus Enterprises, Inc.            -19.2%
       6. MGM Grand, Inc.                             -5.5%
       7. Columbia/HCA Healthcare Corporation         -4.1%
       8. RJR Nabisco Holdings Corp.                  -2.9%
       9. Amgen Inc.                                  +9.0%
      10. Philip Morris Companies, Inc.               +9.6%

PORTFOLIO CHANGES

      Securities added during the 1st quarter 1998
      --------------------------------------------
      PennCorp Financial Group, Inc.
      Toys "R" Us, Inc.

      Securities sold during the 1st quarter 1998
      -------------------------------------------
      American Express Company
      United States Treasury Notes, 8.125%, 2/15/98
      Warner-Lambert Company

      Special Investment Trust

SELECTED PORTFOLIO PERFORMANCE(dagger)

      Strong performers for the year ended March 31, 1998*
      ----------------------------------------------------
       1. America Online, Inc.                   +222.4%
       2. Mego Financial Corp.                   +158.9%
       3. USA Networks, Inc.                     +114.8%
       4. CMAC Investment Corporation            +100.0%
       5. The Bear Stearns Companies, Inc.        +95.7%
       6. Storage Technology Corporation          +93.8%
       7. Gateway 2000, Inc.                      +83.2%
       8. Danaher Corporation                     +82.4%
       9. Northeast Utilities System              +81.8%
      10. Orion Capital Corporation               +77.1%

      (dagger) Individual stock performance is measured by the change in the stock's price, reinvestment of dividends is not included.

      * Securities held for the entire year.

      Weak performers for the year ended March 31, 1998*
      --------------------------------------------------
       1. Western Digital Corporation             -38.0%
       2. Madge Networks N.V.                     -28.8%
       3. Cott Corporation                        -22.8%
       4. Circus Circus Enterprises, Inc.         -19.2%
       5. Calenergy Company, Inc.                 -16.9%
       6. PennCorp Financial Group, Inc.           -9.8%
       7. Hollywood Park, Inc.                     -8.7%
       8. Dynex Capital, Inc.                      -7.3%
       9. Olsen & Associates AG                    -5.6%
      10. Players International, Inc.              +1.3%


PORTFOLIO CHANGES

      Securities added during the 1st quarter 1998
      --------------------------------------------
      Cabletron Systems, Inc.
      Capital Automotive REIT
      Hadco Corp.
      Ryder System, Inc.
      Sybase, Inc.
      Vencor, Inc.


      Securities sold during the 1st quarter 1998
      -------------------------------------------
      Briggs & Stratton Corporation
      Consolidated Stores Corporation
      Oxford Health Plans, Inc.
      Salant Corporation
      Washington Mutual, Inc.

      Total Return Trust

SELECTED PORTFOLIO PERFORMANCE(dagger)

      Strong performers for the year ended March 31, 1998*
      ----------------------------------------------------
       1. Ford Motor Company                      +106.6%
       2. The Bear Stearns Companies, Inc.         +95.7%
       3. Lloyds TSB Group plc                     +89.4%
       4. Unicom Corporation                       +79.5%
       5. Enhance Financial Services Group, Inc.   +75.8%
       6. Fannie Mae                               +75.1%
       7. Masco Corporation                        +66.4%
       8. BankAmerica Corporation                  +64.0%
       9. J.C. Penney Company, Inc.                +58.9%
      10. International Business Machines
            Corporation                            +51.2%

      (dagger) Individual stock performance is measured by the change in the stock's price, reinvestment of dividends is not included.

      * Securities held for the entire year.

      Weak performers for the year ended March 31, 1998*
      -------------------------------------------------------
       1. Dynex Capital, Inc.                           -7.3%
       2. Regency Realty Corporation                    -1.2%
       3. Mid-America Apartment Communities, Inc.       +0.7%
       4. National Golf Properties, Inc.                +3.2%
       5. Walden Residential Properties, Inc.           +4.7%
       6. Tanger Factory Outlet Centers, Inc.          +11.0%
       7. UST, Inc.                                    +15.7%
       8. United States Treasury Bonds,
            6%, 2/15/26                                +16.8%
       9. Hercules, Inc.                               +16.9%
      10. Nationwide Health Properties, Inc.           +17.0%


PORTFOLIO CHANGES

      Securities added during the 1st quarter 1998
      --------------------------------------------
      Briggs & Stratton Corporation
      British Steel plc
      Hutchinson Technology, Inc.,
          6%, 3/15/05
      Ultramar Diamond Shamrock Corporation

      Securities sold during the 1st quarter 1998
      -------------------------------------------
      Kmart Corporation, 7.75%, Cv. Pfd. Shares

STATEMENT OF NET ASSETS
March 31, 1998
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.2%
      Automotive -- 4.6%
      Chrysler Corporation                                                        2,700                  $  112,219
      Ford Motor Company                                                            550                      35,647
      General Motors Corporation                                                  1,200                      80,925
                                                                                                         ----------
                                                                                                            228,791
                                                                                                         ----------

      Banking -- 15.5%
      BankAmerica Corporation                                                       800                      66,100
      BankBoston Corporation                                                        850                      93,713
      Chase Manhattan Corporation                                                 1,400                     188,825
      Citicorp                                                                    1,200                     170,400
      Fleet Financial Group, Inc.                                                   669                      56,920
      Lloyds TSB Group plc                                                        8,011                     124,581
      Zions Bancorporation                                                        1,403                      73,822
                                                                                                         ----------
                                                                                                            774,361
                                                                                                         ----------

      Computer Services and Systems -- 19.9%
      Compaq Computer Corporation                                                 3,800                      98,325
      Dell Computer Corporation                                                   5,300                     359,075(A)
      Digital Equipment Corporation                                               2,000                     104,625(A)
      International Business Machines Corporation                                 1,275                     132,441
      Seagate Technology, Inc.                                                    2,000                      50,500(A)
      Storage Technology Corporation                                              2,343                     178,245(A)
      Western Digital Corporation                                                 4,000                      70,250(A)
                                                                                                         ----------
                                                                                                            993,461
                                                                                                         ----------

      Electrical Equipment -- 1.5%
      Philips Electronics N.V.                                                    1,000                      73,438
                                                                                                         ----------

      Entertainment -- 3.4%
      Circus Circus Enterprises, Inc.                                             5,100                     107,100(A)(B)
      MGM Grand, Inc.                                                             1,760                      60,280(A)
                                                                                                         ----------
                                                                                                            167,380
                                                                                                         ----------

      Finance -- 10.7%
      Fannie Mae                                                                  3,200                     202,400
      Freddie Mac                                                                 2,000                      94,875
      MBNA Corporation                                                            4,245                     152,039
      The Bear Stearns Companies, Inc.                                            1,654                      84,961
                                                                                                         ----------
                                                                                                            534,275
                                                                                                         ----------

      Food, Beverage and Tobacco -- 3.7%
      PepsiCo, Inc.                                                                 850                      36,284
      Philip Morris Companies, Inc.                                               1,700                      70,869
      RJR Nabisco Holdings Corp.                                                  2,400                      75,150
                                                                                                         ----------
                                                                                                            182,303
                                                                                                         ----------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Food Merchandising -- 2.2%
      Kroger Co.                                                                  2,400                   $ 110,850(A)
                                                                                                         ----------

      Footwear -- 0.4%
      Reebok International Ltd.                                                     700                      21,350(A)
                                                                                                         ----------

      Health Care -- 3.0%
      Columbia/HCA Healthcare Corporation                                         2,400                      77,400
      Foundation Health Systems, Inc.                                             2,550                      70,284(A)
                                                                                                         ----------
                                                                                                            147,684
                                                                                                         ----------

      Hotels & Motels -- 1.9%
      Hilton Hotels Corporation                                                   2,900                      92,437
                                                                                                         ----------

      Insurance -- 3.0%
      AMBAC Inc.                                                                    766                      44,763
      Conseco Inc.                                                                  725                      41,053
      MBIA, Inc.                                                                    510                      39,525
      PennCorp Financial Group, Inc.                                                810                      23,389
                                                                                                         ----------
                                                                                                            148,730
                                                                                                         ----------

      Manufacturing -- 1.8%
      Danaher Corporation                                                         1,200                      91,125
                                                                                                         ----------

      Media -- 5.5%
      America Online, Inc.                                                        4,025                     274,958(A)
                                                                                                         ----------

      Motion Pictures & Services -- 0.5%
      Metro-Goldwyn-Mayer, Inc.                                                   1,200                      26,850(A)
                                                                                                         ----------

      Multi-Industry -- 0.5%
      Coltec Industries Inc.                                                        967                      24,165(A)
                                                                                                         ----------

      Pharmaceuticals -- 1.8%
      Amgen Inc.                                                                  1,500                      91,313(A)
                                                                                                         ----------

      Real Estate  -- 2.1%
      Starwood Hotels & Resorts                                                   2,000                     106,875
                                                                                                         ----------

      Savings and Loan -- 1.9%
      Washington Mutual, Inc.                                                     1,325                      95,027
                                                                                                         ----------

      Specialty Retail -- 0.2%
      Toys "R" Us, Inc.                                                             401                      12,055(A)
                                                                                                         ----------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 5.1%
      MCI Communications Corporation                                              2,025                  $  100,237
      Nokia Corporation ADS                                                         700                      75,556
      Telefonos de Mexico S.A. ADR                                                1,425                      80,334
                                                                                                         ----------
                                                                                                            256,127
                                                                                                         ----------

      Total Common Stocks and Equity Interests
        (Identified Cost-- $2,134,322)                                                                    4,453,555
      -------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 1.1%
      United States Treasury Bonds, 6.625%, 2/15/27
        (Identified Cost-- $50,632)                                           $  50,000                      54,250
      -------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 9.5%
      Prudential Securities, Inc.
        5.98%, dated 3/31/98, to be repurchased at $472,793 on 4/1/98
        (Collateral: $482,379 Fannie Mae Mortgage-backed securities,
        6.50% due 12/1/12, value $486,198)                                      472,715                     472,715

      State Street Bank & Trust Company
        4.25% dated 3/31/98, to be repurchased at $2,334 on 4/1/98
        (Collateral: $2,355 United States Treasury Notes,
        5.875% due 1/31/99, value $2,348)                                         2,334                       2,334
                                                                                                         ----------
      Total Repurchase Agreements (Identified Cost-- $475,049)                                              475,049
      -------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.8%  (Identified Cost-- $2,660,003)                                           4,982,854
      Other Assets Less Liabilities-- 0.2%                                                                    7,219
                                                                                                         ----------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to:
        96,021 Primary shares outstanding                                    $2,459,443
         3,553 Navigator shares outstanding                                     103,094
      Undistributed net realized gain on investments                            104,685
      Unrealized appreciation of investments                                  2,322,851
                                                                             ----------

      NET ASSETS-- 100.0%                                                                                $4,990,073
                                                                                                         ==========

      NET ASSET VALUE PER SHARE:

        PRIMARY CLASS                                                                                        $50.10
                                                                                                         ==========

        NAVIGATOR CLASS                                                                                      $50.57
                                                                                                         ==========

      (A) Non-income producing

      (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1998, the total market value of Affiliated Companies was $107,100 and the identified cost was $145,268.

      See notes to financial statements.

STATEMENT OF NET ASSETS
March 31, 1998
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.6%
      Advertising -- 4.6%
      WPP Group plc                                                              13,250                  $   75,414
                                                                                                         ----------

      Banking -- 2.2%
      Peoples Heritage Financial Group, Inc.                                        750                      36,188
                                                                                                         ----------

      Biotechnology -- 0.5%
      Cell Genesys, Inc.                                                          1,173                       7,771(A)
                                                                                                         ----------

      Computer Services and Systems -- 20.8%
      Bell & Howell Company                                                         975                      26,752(A)
      Gateway 2000, Inc.                                                          1,800                      84,487(A)
      ICG Communications                                                            949                      35,353(A)
      InaCom Corp.                                                                1,100                      30,387(A)(B)
      Madge Networks N.V.                                                         2,436                      15,074(A)(B)
      Quantum Corporation                                                         1,860                      39,641(A)
      Storage Technology Corporation                                              1,000                      76,062(A)
      Western Digital Corporation                                                 1,600                      28,100(A)
                                                                                                         ----------
                                                                                                            335,856
                                                                                                         ----------

      Computer Software -- 1.8%
      Sybase, Inc.                                                                3,065                      29,596(A)
                                                                                                         ----------

      Electronics - Semiconductor -- 0.6%
      Hadco Corp.                                                                   256                      10,140(A)
                                                                                                         ----------

      Energy -- 4.1%
      Calenergy Company, Inc.                                                       850                      24,013(A)
      Northeast Utilities System                                                  3,000                      42,938(A)
                                                                                                         ----------
                                                                                                             66,951
                                                                                                         ----------

      Entertainment -- 9.1%
      Circus Circus Enterprises, Inc.                                             2,000                      42,000(A)
      Hollywood Entertainment Corp.                                               3,324                      46,539(A)(B)
      Hollywood Park, Inc.                                                        2,515                      29,551(A)(B)
      Mirage Resorts, Incorporated                                                  685                      16,654(A)
      Players International, Inc.                                                 2,485                      12,270(A)(B)
                                                                                                         ----------
                                                                                                            147,014
                                                                                                         ----------

      Environmental Services-- 4.6%
      Philip Services Corp.                                                       7,100                      74,106(A)(B)
                                                                                                         ----------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Finance -- 7.5%
      Amerin Corporation                                                          1,660                    $ 50,007(A)(B)
      Mego Financial Corp.                                                          643                       3,357(A)
      The Bear Stearns Companies, Inc.                                              551                      28,320
      United Asset Management Corporation                                         1,450                      39,513
                                                                                                         ----------
                                                                                                            121,197
                                                                                                         ----------

      Food, Beverage and Tobacco -- 2.0%
      Cott Corporation                                                            4,300                      32,788(A)(B)
                                                                                                         ----------

      Health Care -- 5.5%
      Magellan Health Services, Inc.                                              1,263                      32,825(A)
      Sun Healthcare Group Inc.                                                   1,750                      32,594(A)
      Sunrise Medical, Inc.                                                         822                      13,105(A)
      Vencor, Inc.                                                                  375                      11,227(A)
                                                                                                         ----------
                                                                                                             89,751
                                                                                                         ----------

      Insurance -- 12.0%
      CMAC Investment Corporation                                                   442                      29,504
      Enhance Financial Services Group, Inc.                                        555                      38,538
      John Alden Financial Corporation                                              779                      16,797
      Orion Capital Corporation                                                   1,180                      64,531
      PennCorp Financial Group, Inc.                                              1,550                      44,756
                                                                                                         ----------
                                                                                                            194,126
                                                                                                         ----------

      Manufacturing -- 0.9%
      Danaher Corporation                                                           192                      14,542
                                                                                                         ----------

      Media -- 12.9%
      America Online, Inc.                                                        2,480                     169,415(A)
      USA Networks,Inc.                                                           1,435                      39,109(A)
                                                                                                         ----------
                                                                                                            208,524
                                                                                                         ----------

      Miscellaneous -- 0.1%
      Olsen & Associates AG                                                         300                       1,968(A)(C)
                                                                                                         ----------

      Networking Products -- 2.4%
      Cabletron Systems, Inc.                                                     2,700                      39,319(A)
                                                                                                         ----------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Real Estate -- 4.2%
      Capital Automotive REIT                                                       247                    $  4,655
      Catellus Development Corporation                                              475                       8,817(A)
      Dynex Capital, Inc.                                                         1,473                      17,671
      Hospitality Properties Trust                                                  316                      11,195
      LASER Mortgage Management, Inc.                                             1,500                      24,469(B)
      Mego Mortgage Corporation                                                     306                         632
                                                                                                         ----------
                                                                                                             67,439
                                                                                                         ----------

      Restaurants -- 0.7%
      Shoney's, Inc.                                                              2,050                      10,634(A)
                                                                                                         ----------

      Trucking & Leasing -- 0.1%
      Ryder System, Inc.                                                             24                         893
                                                                                                         ----------

      Total Common Stocks and Equity Interests
        (Identified Cost-- $997,664)                                                                      1,564,217
      -------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.7%
      Prudential Securities, Inc.
        5.98%, dated 3/31/98, to be repurchased at $43,759 on 4/1/98
        (Collateral: $44,636 Fannie Mae Mortgage-backed securities,
        6.50% due 12/1/12, value $44,989)
      (Identified Cost-- $43,752)                                              $ 43,752                      43,752
      -------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.3%  (Identified Cost-- $1,041,416)                                           1,607,969
      Other Assets Less Liabilities-- 0.7%                                                                   10,666
                                                                                                         ----------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to:
        43,175 Primary shares outstanding                                      $894,478
         1,705  Navigator shares outstanding                                     37,177
      Undistributed net realized gain on investments                            120,427
      Unrealized appreciation of investments                                    566,553
                                                                               --------

      NET ASSETS-- 100.0%                                                                                $1,618,635
                                                                                                         ==========

      NET ASSET VALUE PER SHARE:

        PRIMARY CLASS                                                                                        $36.02
                                                                                                             ======

        NAVIGATOR CLASS                                                                                      $37.12
                                                                                                             ======
-------------------------------------------------------------------------------------------------------------------------

       (A) Non-income producing

       (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1998, the total market value of Affiliated Companies was $315,191 and the identified cost was $324,473.

       (C) Private placement

       See notes to financial statements.

STATEMENT OF NET ASSETS
March 31, 1998
(Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.0%
      Aerospace/Defense -- 1.2%
      Northrop Grumman Corporation                                                   80                    $  8,595
                                                                                                           --------

      Automotive -- 8.0%
      Chrysler Corporation                                                          475                      19,742
      Ford Motor Company                                                            315                      20,416
      General Motors Corporation                                                    255                      17,197
                                                                                                           --------
                                                                                                             57,355
                                                                                                           --------

      Banking -- 15.7%
      BankAmerica Corporation                                                       220                      18,177
      Chase Manhattan Corporation                                                   170                      22,929
      Fleet Financial Group, Inc.                                                   210                      17,863
      Lloyds TSB Group plc                                                        2,222                      34,562
      Union Planters Corporation                                                    315                      19,589
                                                                                                           --------
                                                                                                            113,120
                                                                                                           --------

      Chemicals -- 3.6%
      Hercules, Inc.                                                                230                      11,356
      Olin Corporation                                                              310                      14,565
                                                                                                           --------
                                                                                                             25,921
                                                                                                           --------

      Computer Services and Systems -- 4.8%
      International Business Machines Corporation                                   335                      34,798
                                                                                                           --------

      Construction Materials -- 1.4%
      Masco Corporation                                                             165                       9,818
                                                                                                           --------

      Consumer Products -- 2.2%
      Tupperware Corporation                                                        600                      15,975
                                                                                                           --------

      Electric Utilities -- 6.2%
      Edison International                                                          510                      14,981
      Illinova Corporation                                                          745                      22,490
      Unicom Corporation                                                            200                       7,000
                                                                                                           --------
                                                                                                             44,471
                                                                                                           --------

      Finance -- 4.6%
      Fannie Mae                                                                    202                      12,776
      The Bear Stearns Companies, Inc.                                              397                      20,382
                                                                                                           --------
                                                                                                             33,158
                                                                                                           --------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.9%
      RJR Nabisco Holdings Corp.                                                    550                   $  17,222
      UST, Inc.                                                                     550                      17,738
                                                                                                           --------
                                                                                                             34,960
                                                                                                           --------
      Insurance -- 11.2%
      American Financial Group Inc.                                                 420                      18,217
      Enhance Financial Services Group, Inc.                                        305                      21,199
      IPC Holdings Limited                                                          463                      14,932
      John Alden Financial Corporation                                              422                       9,104
      LaSalle Re Holdings Ltd.                                                      404                      16,954
                                                                                                           --------
                                                                                                             80,406
                                                                                                           --------

      Manufacturing -- 2.9%
      Briggs & Stratton Corporation                                                 450                      20,616
                                                                                                           --------

      Oil Refining & Marketing -- 0.8%
      Ultramar Diamond Shamrock Corporation                                         160                       5,640
                                                                                                           --------

      Real Estate -- 12.3%
      Dynex Capital, Inc.                                                           800                       9,605
      Mid-America Apartment Communities, Inc.                                       445                      12,538
      National Golf Properties, Inc.                                                488                      15,539
      Nationwide Health Properties, Inc.                                            600                      15,000
      Regency Realty Corporation                                                    465                      12,304
      Tanger Factory Outlet Centers, Inc.                                           423                      12,317(A)
      Walden Residential Properties, Inc.                                           450                      11,363
                                                                                                           --------
                                                                                                             88,666
                                                                                                           --------

      Retail Sales -- 2.2%
      J.C. Penney Company, Inc.                                                     210                      15,894
                                                                                                           --------

      Savings and Loan -- 1.9%
      Washington Federal, Inc.                                                      486                      13,495
                                                                                                           --------

      Steel Products -- 3.5%
      AK Steel Holding Corporation                                                  657                      13,885
      British Steel plc                                                             460                      11,155
                                                                                                           --------
                                                                                                             25,040
                                                                                                           --------

                                                                                Shares/Par                  Value
-------------------------------------------------------------------------------------------------------------------------
      Telecommunications -- 1.6%
      Telefonos de Mexico S.A. ADR                                                  200                    $ 11,275
                                                                                                           --------

      Total Common Stocks and Equity Interests
        (Identified Cost-- $422,891)                                                                        639,203
      -------------------------------------------------------------------------------------------------------------------
Corporate Bonds -- 0.9%
      Hutchinson Technology, Inc.
        6% due 3/15/05  (Identified Cost-- $5,500)                              $ 5,500                       6,421
      -------------------------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 3.0%
      United States Treasury Bonds
        6% due 2/15/26  (Identified Cost-- $19,121)                              22,000                      21,979
      -------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 7.0%
      Prudential Securities, Inc.
        5.98%, dated 3/31/98, to be repurchased at $50,176 on 4/1/98
        (Collateral: $51,195 Fannie Mae Mortgage-backed securities,
        6.50% due 12/1/12, value $51,600)
      (Identified Cost-- $50,168)                                                50,168                      50,168
      -------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.9%  (Identified Cost-- $497,680)                                               717,771
      Other Assets Less Liabilities-- 0.1%                                                                      556
                                                                                                           --------

      NET ASSETS CONSISTING OF:
      Accumulated paid-in capital applicable to:
        28,448 Primary shares outstanding                                      $464,080
           715 Navigator shares outstanding                                      11,484
      Undistributed net investment income                                         3,525
      Undistributed net realized gain on investments                             19,147
      Unrealized appreciation of investments                                    220,091
                                                                               --------

      NET ASSETS --100.0%                                                                                  $718,327
                                                                                                           ========

      NET ASSET VALUE PER SHARE:

        PRIMARY CLASS                                                                                        $24.63
                                                                                                             ======

        NAVIGATOR CLASS                                                                                      $24.87
                                                                                                             ======
-------------------------------------------------------------------------------------------------------------------------

       (A) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At March 31, 1998, the total market value of Affiliated Companies was $12,317 and the identified cost was $11,294.

       See notes to financial statements.

STATEMENTS OF OPERATIONS
(Amounts in Thousands)

                                                                                      Year Ended 3/31/98
---------------------------------------------------------------------------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
---------------------------------------------------------------------------------------------------------------------------
Investment Income:

      Dividends:
        Affiliated companies                                         $       --           $  1,061            $    754
        Other securities(A)                                              40,448              7,340              17,676
      Interest                                                           18,652              2,263               2,810
                                                                     ----------           --------            --------
          Total income                                                   59,100             10,664              21,240
                                                                     ----------           --------            --------

Expenses:
      Investment advisory fee                                            24,283              9,875               4,032
      Distribution and service fees                                      32,478             12,734               5,233
      Transfer agent and shareholder servicing expense                    1,745                861                 307
      Audit and legal fees                                                  137                 82                  55
      Custodian fees                                                        589                290                 162
      Directors' fees                                                        18                 13                  12
      Registration fees                                                     399                106                  88
      Reports to shareholders                                               356                186                  59
      Other expenses                                                         91                 47                  24
                                                                     ----------           --------            --------
                                                                         60,096             24,194               9,972
          Less expenses reimbursed                                          (81)               (44)                 --
                                                                     ----------           --------            --------
          Total expenses, net of reimbursement                           60,015             24,150               9,972
                                                                     ----------           --------            --------
      NET INVESTMENT INCOME (LOSS)                                         (915)           (13,486)             11,268
                                                                     ----------           --------            --------

Net Realized and Unrealized Gain (Loss) on Investments:

      Realized gain (loss) on investments(B)                            265,457            141,560              35,393
      Change in unrealized appreciation (depreciation)
        of investments                                                1,219,286            320,630             134,822
                                                                     ----------           --------            --------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS          1,484,743            462,190             170,215
      ---------------------------------------------------------------------------------------------------------------------
      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,483,828           $448,704            $181,483
      ---------------------------------------------------------------------------------------------------------------------

      (A) Net of foreign taxes withheld of $909, $72 and $173, respectively.

      (B) Includes net realized losses of $302 and $0 for Special Investment Trust and Total Return Trust, respectively, on sale of shares of Affiliated Companies. Value Trust sold no shares of Affiliated Companies during the period.

      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                              Value           Special Investment         Total Return
                                                              Trust                  Trust                   Trust
                                                       -------------------    --------------------     ------------------
                                                           Years Ended            Years Ended             Years Ended
                                                       3/31/98     3/31/97     3/31/98     3/31/97     3/31/98    3/31/97
-------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:

      Net investment income (loss)                   $     (915)  $   8,701 $  (13,486)   $ (8,339)  $ 11,268     $ 8,441
      Net realized gain (loss) on investments           265,457      88,721    141,560      71,717     35,393      41,202
      Change in unrealized appreciation
         (depreciation) of investments                1,219,286     409,292    320,630      32,855    134,822      18,340
--------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                               1,483,828     506,714    448,704      96,233    181,483      67,983

      Distributions to shareholders:
         From net investment income:
             Primary Class                               (1,871)     (9,017)        --          --     (9,038)     (7,201)
             Navigator Class                               (833)       (814)        --          --       (356)       (258)
         From net realized gain on investments:
             Primary Class                             (184,252)    (85,562)   (55,315)    (46,505)   (43,292)     (9,643)
             Navigator Class                             (6,674)     (3,095)    (2,378)     (2,070)    (1,205)       (261)

      Change in net assets from Fund share transactions:
             Primary Class                            1,330,278     391,899    232,869     110,520    195,828      64,231
             Navigator Class                             49,445      16,921      5,656       2,950      4,401       1,587
--------------------------------------------------------------------------------------------------------------------------
      Change in net assets                            2,669,921     817,046    629,536     161,128    327,821     116,438
Net Assets:

      Beginning of year                               2,320,152   1,503,106    989,099     827,971    390,506     274,068
--------------------------------------------------------------------------------------------------------------------------
      End of year                                    $4,990,073  $2,320,152 $1,618,635    $989,099   $718,327    $390,506
--------------------------------------------------------------------------------------------------------------------------

      Undistributed net investment income (loss)     $     --    $    2,703 $       --    $     (3)  $  3,525    $  1,651
---------------------------------------------------------------------------------------------------------------------------

      See notes to financial statements.

FINANCIAL HIGHLIGHTS

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                              Investment Operations           Distributions From:
                                     --------------------------------------  -----------------------
                          Net Asset      Net      Net Realized     Total                     Net                    Net Asset
                            Value,   Investment  and Unrealized     From        Net        Realized                   Value,
                          Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total       End of
                           of Year     (Loss)      Investments   Operations    Income    Investments  Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------
Value Trust
--Primary Class
  Years Ended Mar. 31,
  1998                      $34.11     $(.02)         $18.37       $18.35      $(.04)      $(2.32)       $(2.36)      $50.10
  1997                       26.99       .13            8.68         8.81       (.16)       (1.53)        (1.69)       34.11
  1996                       20.21       .19            8.00         8.19       (.17)       (1.24)        (1.41)       26.99
  1995                       18.50       .10            1.70         1.80       (.05)        (.04)         (.09)       20.21
  1994                       17.81       .08             .92         1.00       (.11)        (.20)         (.31)       18.50
--Navigator Class
  Years Ended Mar. 31,
  1998                      $34.30     $ .35          $18.55       $18.90      $(.31)      $(2.32)       $(2.63)      $50.57
  1997                       27.08       .41            8.75         9.16       (.41)       (1.53)        (1.94)       34.30
  1996                       20.27       .43            8.02         8.45       (.40)       (1.24)        (1.64)       27.08
  1995(B)                    18.76       .12            1.40         1.52       (.01)          --          (.01)       20.27

Special Investment Trust
--Primary Class
  Years Ended Mar. 31,
  1998                      $26.55     $(.31)         $11.28       $10.97      $  --       $(1.50)       $(1.50)     $36.02
  1997                       25.09      (.23)           3.10         2.87         --        (1.41)        (1.41)      26.55
  1996                       19.96        --            5.60         5.60         --         (.47)         (.47)      25.09
  1995                       21.56      (.06)          (1.31)       (1.37)        --         (.23)         (.23)      19.96
  1994                       17.91      (.11)           3.93         3.82       (.03)        (.14)         (.17)      21.56
--Navigator Class
  Years Ended Mar. 31,
  1998                      $27.04       $--          $11.58       $11.58       $ --       $(1.50)       $(1.50)     $37.12
  1997                       25.26       .02            3.17         3.19         --        (1.41)        (1.41)      27.04
  1996                       20.03       .09            5.78         5.87       (.17)        (.47)         (.64)      25.26
  1995(B)                    19.11       .07             .85          .92         --           --            --       20.03


                                                    Ratios/Supplemental Data
                            -----------------------------------------------------------------------
                                                    Net
                                                Investment                 Average     Net Assets,
                                     Expenses  Income (Loss)  Portfolio  Commission      End of
                            Total   to Average   to Average    Turnover     Rate          Year
                            Return  Net Assets   Net Assets      Rate      Paid(A)   (in thousands)
---------------------------------------------------------------------------------------------------
Value Trust
--Primary Class
  Years Ended Mar. 31,
  1998                      55.34%     1.73%        (.1)%        12.9%     $.0538      $4,810,409
  1997                      33.59%     1.77%         .4%         10.5%      .0557       2,236,400
  1996                      42.09%     1.82%         .8%         19.6%         --       1,450,774
  1995                       9.77%     1.81%         .5%         20.1%         --         986,325
  1994                       5.65%     1.82%         .5%         25.5%         --         912,418
--Navigator Class
  Years Ended Mar. 31,
  1998                      56.90%      .73%         .9%         12.9%     $.0538      $  179,664
  1997                      34.97%      .77%        1.4%         10.5%      .0557          83,752
  1996                      43.53%      .82%        1.8%         19.6%         --          52,332
  1995(B)                    8.11%(C)   .82%(D)     1.8%(D)      20.1%(D)      --          36,519

Special Investment Trust
--Primary Class
  Years Ended Mar. 31,
  1998                      42.88%     1.86%       (1.1)%        29.8%     $.0481      $1,555,336
  1997                      11.58%     1.92%        (.9)%        29.2%      .0514         947,684
  1996                      28.47%     1.96%         --          35.6%         --         792,240
  1995                      (6.37)%    1.93%        (.2)%        27.5%         --         612,093
  1994                      21.35%     1.94%        (.6)%        16.7%         --         565,486
--Navigator Class
  Years Ended Mar. 31,
  1998                      44.42%      .80%          --%        29.8%     $.0481       $  63,299
  1997                      12.81%      .85%          .1%        29.2%      .0514          41,415
  1996                      29.85%      .88%         1.0%        35.6%         --          35,731
  1995(B)                    4.81%(C)   .90%(D)      1.0%(D)     27.5%(D)      --          26,123
---------------------------------------------------------------------------------------------------

      (A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds.

      (B) For the period December 1, 1994 (commencement of sale of Navigator Class) to March 31, 1995.

      (C) Not annualized

      (D) Annualized

      See notes to financial statements.

                                              Investment Operations           Distributions From:
                                     --------------------------------------  -----------------------
                          Net Asset      Net      Net Realized     Total                     Net                    Net Asset
                            Value,   Investment  and Unrealized     From        Net        Realized                   Value,
                          Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total       End of
                           of Year     (Loss)      Investments   Operations    Income    Investments  Distributions    Year
-----------------------------------------------------------------------------------------------------------------------------
Total Return Trust

--PRIMARY CLASS
  Years Ended Mar. 31,
  1998                      $19.39      $.44           $7.23        $7.67      $(.40)      $(2.03)       $(2.43)     $24.63
  1997                       16.45       .46            3.47         3.93       (.43)        (.56)         (.99)      19.39
  1996                       12.79       .48            3.69         4.17       (.51)          --          (.51)      16.45
  1995                       13.54       .33            (.19)         .14       (.29)        (.60)         (.89)      12.79
  1994                       13.61       .36             .24          .60       (.33)        (.34)         (.67)      13.54
--Navigator Class
  Years Ended Mar. 31,
  1998                      $19.53      $.66           $7.29        $7.95      $(.58)      $(2.03)       $(2.61)     $24.87
  1997                       16.52       .65            3.48         4.13       (.56)        (.56)        (1.12)      19.53
  1996                       12.83       .62            3.72         4.34       (.65)          --          (.65)      16.52
  1995(B)                    12.66       .15             .25          .40       (.06)        (.17)         (.23)      12.83

                                                    Ratios/Supplemental Data
                            -----------------------------------------------------------------------
                                                    Net
                                                Investment                 Average     Net Assets,
                                     Expenses  Income (Loss)  Portfolio  Commission      End of
                            Total   to Average   to Average    Turnover     Rate          Year
                            Return  Net Assets   Net Assets      Rate      Paid(A)   (in thousands)
---------------------------------------------------------------------------------------------------
Total Return Trust

--PRIMARY CLASS
  Years Ended Mar. 31,
  1998                      42.44%     1.88%        2.1%         20.6%    $ .0585        $700,535
  1997                      24.33%     1.93%        2.6%         38.4%      .0528         380,458
  1996                      33.23%     1.95%        3.2%         34.7%         --         267,010
  1995                       1.09%     1.93%        2.5%         61.9%         --         194,767
  1994                       4.57%     1.94%        2.7%         46.6%         --         184,284
--Navigator Class
  Years Ended Mar. 31,
  1998                      43.94%      .83%        3.1%         20.6%$     .0585        $ 17,792
  1997                      25.67%      .86%        3.7%         38.4%      .0528          10,048
  1996                      34.67%      .94%        4.2%         34.7%         --           7,058
  1995(B)                    2.28%(C)   .86%(D)     3.6%(D)      61.9%(D)      --           4,823
---------------------------------------------------------------------------------------------------

      (A) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Funds.

      (B) For the period December 1, 1994 (commencement of sale of Navigator Class) to March 31, 1995.

      (C) Not annualized

      (D) Annualized

      See notes to financial statements.


                -----------------------------------------------



NOTES TO FINANCIAL STATEMENTS
Value Trust
Special Investment Trust
Total Return Trust
(Amounts in Thousands)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

           Each Fund consists of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust, and Navigator Class, offered to certain institutional investors since December 1, 1994 for all Funds. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

      Security Valuation

           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available, are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Investment Income and Distributions to Shareholders

           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income is allocated and distributions are declared to shareholders at the class level and are recorded on the ex-dividend date. Capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized.

      Investment Transactions

           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 1998, receivables for securities sold and not yet delivered and payables for securities purchased and not yet received for each of the Funds were as follows:

                                  Receivable for                Payable for
                                  Securities Sold          Securities Purchased
-------------------------------------------------------------------------------
Value Trust                              $ --                     $23,759
Special Investment Trust                7,894                       3,422
Total Return Trust                      1,674                       3,892


      Federal Income Taxes

           No provision for federal income or excise taxes is required since the Funds intend to continue to qualify as regulated investment companies and distribute all of their taxable income to their shareholders.

      Use of Estimates

           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended March 31, 1998, investment transactions (excluding short-term investments) were as follows:

                                       Purchases             Proceeds from Sales
--------------------------------------------------------------------------------
Value Trust                           $1,238,636                    $426,788
Special Investment Trust                 523,279                     381,086
Total Return Trust                       222,108                     105,747

           At March 31, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                     Cost        Appreciation     (Depreciation)
--------------------------------------------------------------------------------
Value Trust                       $2,660,003      $2,414,079         $(91,228)
Special Investment Trust           1,041,677         626,991          (60,699)
Total Return Trust                   497,705         221,141           (1,075)

3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of their Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions with Affiliates:

            Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("Adviser"), a corporate affiliate of Legg Mason Wood Walker , Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Funds. Pursuant to their respective agreements, the Adviser provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: for Value Trust and Special Investment Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; and for Total Return Trust, 0.75% for such assets.

           The Adviser has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.95% of average daily net assets for Primary Shares and 0.95% for Navigator Shares. The Funds' agreements with the Adviser provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. At March 31, 1998, amounts due to the Adviser were $2,741, $977, and $446, for Value Trust, Special Investment Trust and Total Return Trust, respectively.

           Legg Mason, as distributor of the Funds, receives an annual distribution fee and an annual service fee, computed daily and payable monthly from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: Value Trust, 0.70% and 0.25%; Special Investment Trust and Total Return Trust, 0.75% and 0.25%, for distribution and service fees, respectively. At March 31, 1998, distribution and service fees due to Legg Mason were as follows: Value Trust, $3,721; Special Investment Trust, $1,288; and Total Return Trust, $580.

           Brokerage commissions paid to Legg Mason for Fund security transactions for the year ended March 31, 1998 were as follows: for Value Trust, $3; and for Total Return Trust, $1. Special Investment Trust paid no brokerage commissions to Legg Mason for the year ended March 31, 1998.

           Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the year ended March 31, 1998: Value Trust, $439; Special Investment Trust, $238; and Total Return Trust, $76.

5. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended March 31, 1998, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:

           At March 31, 1998, there were 200,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary Class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At March 31, 1998, there were 100,000 shares authorized at $.001 par value for the Navigator Class of Value Trust. The Navigator Class of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.

           Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased              Net Change
                                          -----------------    ----------------   -----------------      ------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount      Shares    Amount
---------------------------------------------------------------------------------------------------------------------------
      Value Trust
      --Primary Class
        Year Ended March 31, 1998         42,311  $1,841,372   4,360   $179,702   (16,212)  $(690,796)   30,459  $1,330,278
        Year Ended March 31, 1997         20,980     690,516   3,078     93,067   (12,250)   (391,684)   11,808     391,899

      --Navigator Class
        Year Ended March 31, 1998          1,680      74,966     150      6,238      (719)    (31,759)    1,111      49,445
        Year Ended March 31, 1997            686      22,688     127      3,838      (303)     (9,605)      510      16,921

      Special Investment Trust
      --Primary Class
        Year Ended March 31, 1998         13,850  $  441,297   1,933    $54,702    (8,297)  $(263,130)    7,486 $   232,869
        Year Ended March 31, 1997         20,143     520,404   1,751     46,003   (17,785)   (455,887)    4,109     110,520

      --Navigator Class
        Year Ended March 31, 1998            587      19,039      81      2,349      (494)    (15,732)      174       5,656
        Year Ended March 31, 1997            312       8,240      78      2,060      (273)     (7,350)      117       2,950

      Total Return Trust
      --Primary Class
        Year Ended March 31, 1998          9,633  $  216,730   2,451    $50,878    (3,259)   $(71,780)    8,825  $  195,828
        Year Ended March 31, 1997          4,769      88,767     901     16,417    (2,274)    (40,953)    3,396      64,231

      --Navigator Class
        Year Ended March 31, 1998            265       5,997      75      1,559      (140)     (3,155)      200      4,401
        Year Ended March 31, 1997            142       2,588      29        518       (83)     (1,519)       88      1,587

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of  Legg Mason Value Trust, Inc.
                                      Legg Mason Special Investment Trust, Inc.
                                      Legg Mason Total Return Trust, Inc.:

   We have audited the accompanying statements of net assets of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc. ("the Funds") as of March 31, 1998, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc. and Legg Mason Total Return Trust, Inc. as of March 31, 1998, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Baltimore, Maryland
April 24, 1998